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                                                                    EXHIBIT 10.3


                     THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

         This Amendment, effective March 1, 1999, amends that certain
EMPLOYMENT AGREEMENT ("Agreement") dated November 15, 1994, by and between DALEEN TECHNOLOGIES, INC., and JAMES R. DALEEN, as amended effective January 31, 1997 and as further amended effective September 5, 1997 (the employment agreement, as amended, the "Agreement"), as set forth below. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Exhibit B, Section 2, entitled "Non-Competition", is hereby deleted in its entirety and replaced as follows:

         (a) Employee shall not while employed by Daleen, and after the termination of said employment for any reason whatsoever for the time period after such termination described in paragraph (c) below (the "No-Compete Period"), directly or indirectly, as owner, officer, director, employee, agent, lender, broker, investor, consultant or representative of any corporation or as owner of any interest in, or as an employee, agent, consultant, partner, affiliate or in any other capacity whatsoever or representative of any other form of business association, sole proprietorship or partnership, conduct or be related to any business in competition with any business of Daleen now or in the future, including without limitation, in the Billing and Customer Care industry (herein referred to as the "Competitive Business") anywhere within the territories, nor as to certain customers anywhere in the United States, both listed on the "Territories and Customers" Exhibit to the Agreement, made a part hereof, including without limitation, the solicitation of any customers, who were at any time customers of Daleen and in connection with a business which is competitive with the Competitive Business except that such competitive activity will be permitted as to business solicitation of and competition with Daleen as to any entity listed on an Exhibit to this Agreement made a part hereof identified as a "No-Compete Exception", if any, subject to paragraph (c) below.

         (b) In addition to, and not in limitation of the other provisions hereof or of any other Agreement between Employee and Daleen, Employee shall not at any time in any manner other than in the ordinary course of good faith competition only as permitted herein interfere with, disturb, disrupt, decrease or otherwise jeopardize the business of Daleen or do or permit to be done anything which may tend to take away or diminish the trade, business or good will of Daleen or give to any person the benefit or advantage of Company's or Seller's methods of operation, advertising, publicity, training, business customers or accounts, or any other information relating or useful to Daleen's business.



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         (c)      The No-Compete Period shall increase depending upon the
duration of Employee's employment with Daleen as follows:

         i) If Employee has completed one hundred eighty (180) days or less of employment there will be a six (6) month No-Compete Period;
         ii) If Employee has completed more than one hundred eighty (180) days of employment the No-Compete Period will be one (1) year;

(2) All capitalized terms used herein and not otherwise defined shall have the respective meanings attributed to such terms in the Agreement. All other provisions and sections of the Agreement except for the above changes will remain unchanged and in full force and effect. In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.


Agreed to this as of the date above:

DALEEN TECHNOLOGIES, INC.:                       EMPLOYEE:


                                                 /s/ James R. Daleen
----------------------------                     -------------------------------
David Corey,                                     James R. Daleen,
President                                        Chief Executive Officer